UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2007

GOLDEN PHOENIX MINERALS, INC.

(Exact name of registrant as specified in its charter)

Minnesota (State or Other Jurisdiction of Incorporation)	0-22905 (Commission File Number)	41-1878178 (IRS Employer Identification No.)

1675 East Prater Way, #102 Sparks, Nevada (Address of Principal Executive Offices)	89434 (Zip Code)

(775) 853-4919

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 4a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01	Entry into a Material Definitive Agreement
(a)	Kenneth S. Ripley Separation Agreement

On January 31, 2007, Golden Phoenix Minerals, Inc., a Minnesota corporation (the “Company”) entered into an Employment Separation Agreement (the “Separation Agreement”) with Kenneth S. Ripley whereby Mr. Ripley resigned as the Chief Executive Officer of the Company and all other positions he held with the Company and on behalf of the Company, effective as of January 31, 2007 (the “Effective Date”). The Separation Agreement terminates the Employment Agreement dated as of March 8, 2006 between the Company and Mr. Ripley whereby Mr. Ripley assumed the role of Chief Executive Officer of the Company effective March 13, 2006 (the “Employment Agreement”).

Under the terms of the Separation Agreement: (i) subject to a “Cash Call Delay”, the Company agreed to pay Mr. Ripley his deferred salary of $115,000 in twelve (12) equal monthly installments starting in March 2007 as severance pay; (ii) subject to a Cash Call Delay, the Company agreed to pay Mr. Ripley a performance bonus in the amount of $195,000 in twelve (12) equal monthly installments starting in March 2007 as bonus pay, with the unpaid portion of the bonus pay accruing simple interest at the rate of 18%; (iii) subject to a Cash Call Delay, the Company agreed to pay the outstanding balance of the Mr. Ripley’s Promissory Note 8 dated June 20, 2006, which equals an aggregate amount of $157,979.31 consisting of $89,897.36 in principal and $68,081.95 in accrued interest, in twelve (12) equal monthly installments starting in March 2007 as promissory note payments; (iv) the Company agreed to immediately vest the unvested portion of the Mr. Ripley’s stock options to purchase an aggregate amount of 30,000 shares of common stock granted pursuant to the Company’s Year 2002 Supplemental Employee/Consultant Stock Compensation Plan as of January 31, 2007 (the “Termination Date”); (v) Mr. Ripley agreed to a non-solicitation clause for a term of eighteen (18) months following the Termination Date; and (vi) Mr. Ripley provided the Company with a general release of liability and claims. Under the Separation Agreement, a “Cash Call Delay” is defined as a cash call or any cash payment required of the Company in connection with the Ashdown Project LLC.

In addition, pursuant to the Separation Agreement, the Company and Mr. Ripley further agreed that all payments to Mr. Ripley that are subject to a Cash Call Delay are to be suspended for such month and such monthly payments are to be deferred until the next month with the payment terms to be extended by such number of cash call delay months, provided however, such repayment term will not exceed April 30, 2008. The Company guaranteed that Mr. Ripley will receive at least one monthly installment of the payments due on or before April 1, 2007.

The foregoing description is qualified in its entirety by reference to the Employment Separation Agreement filed as Exhibit 10.1 attached hereto and incorporated herein by reference.

David A. Caldwell Employment Addendum

In light of Mr. Ripley’s departure disclosed in Item 1.01 of this Current Report on Form 8-K, the Company has restructured the roles and positions of its current executive officers to fill the vacancy created by Mr. Ripley’s departure. On January 31, 2007, the Company entered into an Addendum to the Employment Agreement by and between the Company and David A. Caldwell (“Caldwell Employment Addendum”) which amends the Employment Agreement by and between the Company and Mr. Caldwell dated as of February 22, 2006 as previously reported on the Company’s Form 8-K filed with the Securities and Exchange Commission (“SEC”) on February 27, 2006 (“Caldwell Employment Agreement”). Pursuant to the Caldwell Employment Addendum, Mr. Caldwell agreed to render full time employment to the Company as Chief Executive Officer of the Company starting February 1, 2007. Prior to accepting the new appointment as the Company’s Chief Executive Officer and pursuant to the Caldwell Employment Addendum, the Company and Mr. Caldwell agreed that Mr. Caldwell would resign from his position as President and Chief Operating Officer of the Company. In addition, the Company and Mr. Caldwell agreed that aside from the change in titles and positions set forth in the Caldwell Employment Agreement, Mr. Caldwell will continue as an employee of the Company pursuant to the terms of the Caldwell Employment Agreement and the Caldwell Employment Agreement has been and continues in full force and effect.

The foregoing description is qualified in its entirety by reference to the Caldwell Employment Addendum filed as Exhibit 10.2 attached hereto and incorporated herein by reference.

Robert P. Martin Employment Addendum

In connection with the departure of Mr. Ripley and the appointment of Mr. Caldwell as the Company’s Chief Executive Officer, on January 31, 2007, the Company entered into an Addendum to the Employment Agreement by and between the Company and Robert P. Martin (“Martin Employment Addendum”) which amends the Employment Agreement by and between the Company and Mr. Martin dated as of March 8, 2006 as previously reported on the Company’s Form 8-K filed with the SEC on March 13, 2006 (“Martin Employment Agreement”). Pursuant to the Martin Employment Addendum, Mr. Martin agreed to render full time employment to the Company as President of the Company starting February 1, 2007. Prior to accepting the new appointment as the Company’s President and pursuant to the Martin Employment Addendum, the Company and Mr. Martin agreed that Mr. Martin would resign from his position as Executive Vice President of the Company. In addition, the Company and Mr. Martin agreed that aside from the change in titles and positions set forth in the Martin Employment Agreement, Mr. Martin will continue as an employee of the Company pursuant to the terms of the Martin Employment Agreement and the Martin Employment Agreement has been and continues in full force and effect.

The foregoing description is qualified in its entirety by reference to the Martin Employment Addendum filed as Exhibit 10.3 attached hereto and incorporated herein by reference.

Donald R. Prahl Employment Addendum

In connection with the departure of Mr. Ripley and the appointment of Mr. Caldwell as the Company’s Chief Executive Officer, on January 31, 2007, the Company entered into an Addendum to the Employment Agreement by and between the Company and Donald R. Prahl (“Prahl Employment Addendum”) which amends the Employment Agreement by and between the Company and Mr. Prahl dated as of August 14, 2006 as previously reported on the Company’s Form 8-K filed with the SEC on August 17, 2006 (“Prahl Employment Agreement”). Pursuant to the Prahl Employment Addendum, Mr. Prahl agreed to render full time employment to the Company as Chief Operating Officer of the Company starting February 1, 2007. Prior to accepting the new appointment as the Company’s Chief Operating Officer and pursuant to the Prahl Employment Addendum, the Company and Mr. Prahl agreed that Mr. Prahl would resign from his position as Vice President of Operations of the Company. In addition, the Company and Mr. Prahl agreed that aside from the change in titles and positions set forth in the Prahl Employment Agreement, Mr. Prahl will continue as an employee of the Company pursuant to the terms of the Prahl Employment Agreement and the Prahl Employment Agreement has been and continues in full force and effect.

The foregoing description is qualified in its entirety by reference to the Prahl Employment Addendum filed as Exhibit 10.4 attached hereto and incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement

(a)               In connection with the Separation Agreement disclosed in Item 1.01 of this Current Report on Form 8-K, on January 31, 2007, the Company terminated the Employment Agreement between the Company and Mr. Ripley dated March 8, 2006 pursuant to which Mr. Ripley became Chief Executive Officer of the Company. Under the terms of the Separation Agreement, all relationships between Mr. Ripley and the Company were terminated as of the effective date of the Separation Agreement. For additional information see disclosures provided in Item 1.01.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)	Kenneth S. Ripley’s Resignation as Chief Executive Officer

As disclosed in Item 1.01 of this Current Report on Form 8-K, Mr. Ripley entered into a Separation Agreement on January 31, 2007 with the Company whereby Mr. Ripley resigned as the Chief Executive Officer of the Company and all other positions he holds with the Company and on behalf of the Company, such resignation effective as of January 31, 2007. For additional information relating to the terms of Mr. Ripley’s resignation see disclosure provided in Item 1.01.

David A. Caldwell’s Resignation as President and Chief Operating Officer

As disclosed in Item 1.01 of this Current Report on Form 8-K, Mr. Caldwell entered into the Caldwell Employment Addendum on January 31, 2007 with the Company whereby Mr. Caldwell resigned as the President and Chief Operating Officer of the Company, such resignation effective as of February 1, 2007. For additional information relating to the terms of Mr. Caldwell’s resignation see disclosure provided in Item 1.01.

Robert P. Martin’s Resignation as Executive Vice President

As disclosed in Item 1.01 of this Current Report on Form 8-K, Mr. Martin entered into the Martin Employment Addendum on January 31, 2007 with the Company whereby Mr. Martin resigned as the Executive Vice President of the Company, such resignation effective as of February 1, 2007. For additional information relating to the terms of Mr. Martin’s resignation see disclosure provided in Item 1.01.

Donald R. Prahl’s Resignation as Vice President of Operations

As disclosed in Item 1.01 of this Current Report on Form 8-K, Mr. Prahl entered into the Prahl Employment Addendum on January 31, 2007 with the Company whereby Mr. Prahl resigned as the Vice President of Operations of the Company, such resignation effective as of February 1, 2007. For additional information relating to the terms of Mr. Prahl’s resignation see disclosure provided in Item 1.01.

(c)	David A. Caldwell’s Appointment as Chief Executive Officer

As disclosed on Item 1.01 of this Current Report on Form 8-K, the Company announced the appointment of Mr. Caldwell as the Company's Chief Executive Officer effective as of February 1, 2007.

Mr. Caldwell serves as a director of the Company. Mr. Caldwell has served as a director of the Company since the Company’s inception in 1997. Prior to Mr. Caldwell’s appointment as the Company’s Chief Executive Officer, Mr. Caldwell served as the Company’s President and Chief Operating Officer since January 1, 2006 pursuant to the Caldwell Employment Agreement. Mr. Caldwell has more than 19 years experience as a geologist and geophysicist specializing in the discovery, delineation and economic evaluation of mineral deposits. He received his Bachelor of Science degrees in Geology and in Geophysics from the Institute of Technology at the University of Minnesota, and his Masters of Science degree in Geology and Geochemistry from the New Mexico Institute of Mining and Technology. His experience spans from generative fieldwork to project development through bankable feasibility. From 1997 through 2005 Mr. Caldwell was the Chief Geologist for Nevada Pacific Gold in Elko, Nevada, which he co-founded with four partners. Before entering the junior gold sector, Mr. Caldwell gained skills in project generation, management and development at Santa Fe Pacific Gold Corporation and Gold Fields Mining Company. He brings over 15 years of Nevada gold experience, and will act as Chief Geoscientist for the Company. Mr. Caldwell is active in local community development projects and sits on the Board of Trustees for the Northwest Mining Association, and the Board of Directors for the Geologic Society of Nevada.

Robert P. Martin’s Appointment as President

As disclosed on Item 1.01 of this Current Report on Form 8-K, the Company announced the appointment of Mr. Martin as the Company's President effective as of February 1, 2007.

Prior to Mr. Martin’s appointment as the Company’s President, Mr. Martin served as the Company’s Executive Vice President and Corporate Secretary pursuant to the Martin Employment Agreement since January 1, 2006. Prior to joining the Company, Mr. Martin was a long-time shareholder who first joined the Company as Director of Corporate Development during the early stages of its restructuring in 2005. He comes from the private sector where he was President of an engineering and transportation businesses and is co-owner and Vice President of a Hawaii-based service company under contract to the Hilton Corporation. Mr. Martin’s background includes company turn-arounds, communications, public relations and human resources. He holds a Bachelor of Science degree in Political Science from Washington University and completed post-graduate business studies at the University of Washington. Since 1985, Mr. Martin has donated time as President of Pacific Marine Research, a non-profit education organization based in Seattle, Washington.

Donald R. Prahl’s Appointment as Chief Operating Officer

As disclosed on Item 1.01 of this Current Report on Form 8-K, the Company announced the appointment of Mr. Prahl as the Company's Chief Operating Officer effective as of February 1, 2007.

Prior to Mr. Prahl’s appointment as the Company’s Chief Operating Officer, Mr. Prahl served as the Company’s Vice President of Operations pursuant to the Prahl Employment Agreement. Prior to Mr. Prahl’s appointment as the Company’s Vice President of Operations, from 2003 to 2005, Mr. Prahl was employed by Northshore Mining in Silver Bay, Minnesota as the Vice President and General Manager of the Cleveland Cliffs iron mine where he was in charge of approximately 500 employees and an estimated $185 million budget. Mr. Prahl acted as consultant from 2001 to 2003 on a merger project of the Cleveland Cliffs Tilden and Empire mining operations in Ishpeming, Michigan and San Manuel, Arizona. From 1996 to 2001, Mr. Prahl was Vice President and General Manager of Barrick Goldstrike Mine, Inc. in Elko, Nevada, where he managed approximately 1,600 employees under an estimated $350 million budget. Mr. Prahl was promoted to increasingly responsible positions within the mining divisions of the

Cyprus–Amax Mining Company. From 1989 until 1994, he served as the Mine Manager at the Cyprus-Amax Sierrita mine. In 1994, he was promoted to Vice President and General Manager of the Cyprus Sierrita Mine, where he directed all aspects of the property, including mining, milling, safety, security, environmental, community relations and molybdenum roasting and packaging operations. Subsequently, he was promoted to Vice President and General Manger for Cyprus Miami Mining Corporation located in Claypool, Arizona, where he oversaw all aspects of mining, processing, administration, smelting, refining and value-added operations relating to copper and molybdenum.

Mr. Prahl earned his Minerals Engineering degree from the University of Wisconsin, and completed post-graduate training through Harvard University. He has received the Nevada Governor’s Award for Excellence in Mining Reclamation and the MSHA Sentinels of Safety Award. Mr. Prahl is an active member of the American Institute of Mining Engineers and served as a past Director and Chairman of the Board of the Nevada Mining Association.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Exhibit Description
10.1	Employment Separation Agreement by and between the Company and Kenneth S. Ripley dated January 31, 2007
10.2	Addendum to Employment Agreement by and between the Company and David A. Caldwell dated January 31, 2007
10.3	Addendum to Employment Agreement by and between the Company and Robert P. Martin dated January 31, 2007
10.4	Addendum to Employment Agreement by and between the Company and Donald R. Prahl dated January 31, 2007
99.1

Press Release titled “Golden Phoenix Activates its Top Leadership: Prahl Made COO; Martin Named President; Caldwell Replaces Ripley as CEO - Product Sales at World’s Newest Moly Mine Trigger Action Plan” dated February 5, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDEN PHOENIX MINERALS, INC., a Minnesota corporation
Dated: February 5, 2007	By: /s/ Dennis P. Gauger Dennis P. Gauger, Chief Financial Officer